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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 26, 2004


                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-5823                   36-6169860
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


      CNA CENTER, CHICAGO, ILLINOIS                               60685
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 (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (312)822-5000


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

On August 26, 2004, Registrant issued a press release announcing its preliminary estimate of net losses related to Hurricane Charley. The press release is furnished as exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

Exhibit No.       Description
-----------       -----------

99.1 CNA Financial Corporation press release, issued August 26, 2004 (furnished pursuant to Item 7.01 of Form 8-K).



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CNA FINANCIAL CORPORATION
                                                       (Registrant)

Date     August 26, 2004                          /s/ Robert V. Deutsch
                                       -----------------------------------------
                                                      (Signature)*
                                       By:   Robert V. Deutsch
                                       Its:  Executive Vice President and Chief
                                             Financial Officer

*Print name and title of the signing officer under his signature.